UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2016 (March 31, 2016)

Commission file number: 001-35653

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)

555 East Airtex Drive

Houston, TX 77073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition of Membership Interests in Sunoco Retail LLC and Sunoco, LLC

On March 31, 2016, Sunoco LP (the “Partnership”) completed the previously announced acquisition contemplated by the Contribution Agreement (the “Contribution Agreement”), dated November 15, 2015, by and among Sunoco, LLC (“SUN LLC”), Sunoco, Inc. (“Retail Parent”), ETP Retail Holdings, LLC (“Contributor”), Sunoco GP LLC, the general partner of the Partnership (the “General Partner”), and, solely with respect to certain provisions therein, Energy Transfer Partners, L.P. (“ETP”). Pursuant to the terms of the Contribution Agreement, the Partnership acquired from the Contributor, effective January 1, 2016, (a) 100% of the issued and outstanding membership interests of Sunoco Retail LLC (“SUN Retail”) (the “Sun Retail Interests”) and (b) the remaining 68.42% of the issued and outstanding membership interests of SUN LLC (the “SUN LLC Interests”) (collectively, the “Acquisition”). The Partnership subsequently assigned the SUN Retail Interests to Susser Petroleum Property Company LLC and the SUN LLC Interests to Susser Petroleum Operating Company LLC, each wholly owned subsidiaries of the Partnership (together with the Acquisition, the “Transaction”). Pursuant to the terms of the Contribution Agreement, ETP guaranteed all of the obligations of the Contributor under the Contribution Agreement.

SUN Retail owns all of the retail assets previously owned by Sunoco, Inc. (R&M), an indirect wholly owned subsidiary of Retail Parent (“SUN R&M”), an ethanol plant located in Fulton, NY, 100% of the issued and outstanding membership interests in Sunmarks, LLC, and all of the retail assets previously owned by Atlantic Refining & Marketing Corp., a wholly owned subsidiary of Retail Parent (“Atlantic”). SUN LLC is primarily engaged in the wholesale distribution of motor fuels across more than 26 states throughout the East Coast and Southeast regions of the United States.

Subject to the terms and conditions of the Contribution Agreement, upon the closing of the Transaction, the Partnership paid to the Contributor approximately $2.2 billion in cash (the “Cash Consideration”), including certain working capital adjustments, and issued to the Contributor 5,710,922 common units (“Common Units”) representing limited partner interests in the Partnership (the “Unit Consideration”). The Unit Consideration issued to the Contributor as partial consideration for the Transaction was issued and sold in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Cash Consideration was financed in part by the proceeds of a new $2.035 billion Senior Secured Term Loan Agreement (the “Term Loan Agreement”) with Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the lenders party thereto, dated March 31, 2016 as more fully described below.

The General Partner holds a non-economic general partner interest in the Partnership. ETP currently indirectly owns Common Units in the Partnership. Prior to the closing of the Transaction, the Partnership owned 31.58% of the issued and outstanding membership interests in SUN LLC. The Contributor and Retail Parent are indirect wholly owned subsidiaries of ETP. A special committee (the “Special Committee”) of the Board of Directors of the General Partner (the “Board”) evaluated the Transaction on behalf of the Partnership and retained independent legal and financial advisors to assist it in evaluating the Transaction. In recommending the Transaction to the Board, the Special Committee based its decision in part on an opinion from its independent financial advisor that the consideration to be paid by the Partnership in the Transaction is fair, from a financial point of view, to the Partnership and the unitholders of the Partnership who are unaffiliated with the General Partner and ETP.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on November 16, 2015 and incorporated into this Item 1.01 by reference.

In addition, in connection with the completion of the Transaction, the Partnership entered into the following agreements:

•	Guarantee of Collection: On March 31, 2016, the Partnership entered into a Guarantee of Collection (the “Guarantee of Collection”) with the Contributor pursuant to which the Contributor has agreed to provide a limited contingent guarantee of collection with respect to the payment of the principal amount of the Term Loan Agreement.

•	Support Agreements: On March 31, 2016, each of SUN R&M and Atlantic (together with SUN R&M, the “Support Providers”), entered into a separate support agreement (collectively, the “Support Agreements”) with the Contributor and the Partnership. Pursuant to the Support Agreements, the applicable Support Provider agreed to provide contingent residual support to the Contributor with respect to the Contributor’s obligations under the Guarantee of Collection to support the payment of the Term Loan Agreement, subject to a cap equal, in the case of each of the Support Providers, to the portion of the principal amount of the Term Loan Agreement corresponding to the pro rata percentage of Cash Consideration distributed to such Support Provider by the Contributor, as adjusted pursuant to the terms of the applicable Support Agreement. Accordingly, the contingent residual support obligations of SUN R&M and Atlantic are initially limited to 90.4% and 9.6% of the $2.035 billion principal amount of the Term Loan Agreement, respectively.

The above descriptions of the Guarantee of Collection and the Support Agreements are not complete and are qualified in their entirety by reference to the full text of the Guarantee of Collection and the Support Agreements, as applicable, which are filed hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated into this Item 1.01 by reference.

Term Loan Agreement

In order to finance a portion of the costs associated with the Transaction, on March 31, 2016, the Partnership entered into the Term Loan Agreement. The Term Loan Agreement provides the Partnership with secured financing in an aggregate principal amount of up to $2.035 billion. Upon the satisfaction of certain conditions precedent, including the delivery of certain documents requested by the administrative agent (including financial statements, favorable opinions of counsel and customary corporate authorization documents) and the payment of relevant fees and expenses, the Partnership borrowed the full amount of the term loan facility. The Partnership used the proceeds of the loans under the Term Loan Agreement to fund a portion of the Transaction and to pay the fees and expenses incurred in connection with the Transaction and the Term Loan Agreement.

The obligations of the Partnership under the Term Loan Agreement are secured equally and ratably with the Partnership’s existing revolving credit facility by substantially all tangible and intangible assets of the Partnership and certain of its subsidiaries, subject to certain exceptions and permitted liens. The obligations of the Partnership under the Term Loan Agreement are guaranteed by certain of the Partnership’s subsidiaries and the Contributor provided the Guarantee of Collection (described above). The maturity date of the Term Loan Agreement is October 1, 2019. The Partnership will not be required to make any amortization payments with respect to the loans under the Term Loan Agreement. Amounts borrowed under the Term Loan Agreement bear interest at either LIBOR or base rate plus an applicable margin based on the election of the Partnership for each interest period. Until the Partnership first receives an investment grade rating, the applicable margin for LIBOR rate loans ranges from 1.500% to 2.500% and the applicable margin for base rate loans ranges from 0.500% to 1.500%, in each case based on the Partnership’s leverage ratio.

The Partnership may voluntarily prepay the loans at any time without premium or penalty, subject to any applicable breakage costs for loans bearing interest at LIBOR. Under certain circumstances, the Partnership is required to repay the term loan in connection with the issuance by the Partnership of certain types of indebtedness for borrowed money. The Term Loan Agreement also includes certain (i) representations and warranties, (ii) affirmative covenants, including delivery of financial and other information to the administrative agent, notice to the administrative agent upon the occurrence of certain material events, preservation of existence, payment of material taxes and other claims, maintenance of properties and insurance, access to properties and records for inspection by administrative agent and lenders, further assurances and provision of additional guarantees and collateral, (iii) negative covenants, including restrictions on the Partnership and its restricted subsidiaries’ ability to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make loans, advances or investments, pay dividends, sell or otherwise transfer assets or enter into transactions with shareholders or affiliates and (iv) events of default, in each case substantially similar to the representations and warranties, affirmative and negative covenants and events of default in the Partnership’s existing revolving credit facility.

The Term Loan Agreement also requires the maintenance of a maximum funded debt to EBITDA ratio (i) as of the last day of each fiscal quarter through March 31, 2017, of 6.25 to 1.0 at any time with respect to the Partnership and (ii) as of the last day of each fiscal quarter thereafter, of 5.5 to 1.0 at any time with respect to the Partnership (subject to increases to 6.0 to 1.0 in connection with certain future specified acquisitions). During the continuance of an event of default, the lenders under the Term Loan Agreement may take a number of actions, including declaring the entire amount then outstanding under the Term Loan Agreement due and payable.

Certain of the lenders or their affiliates have in the past engaged, and may in the future engage, in transactions with and perform services for the Partnership and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses.

The foregoing description of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Agreement. A copy of the Term Loan Agreement is filed as Exhibit 10.4 hereto and is incorporated into this Item 1.01 by reference.

Registration Rights Agreement

In connection with the closing of the Partnership’s previously announced sale (the “PIPE Transaction”) of 2,236,158 Common Units in a private placement to Energy Transfer Equity, L.P. (the “Purchaser”), the Partnership entered into a registration rights agreement, dated as of March 31, 2016 (the “Registration Rights Agreement”), with the Purchaser. Pursuant to the Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the Common Units, upon the request of the holders of a majority of the then-outstanding Common Units. The Partnership shall use its reasonable best efforts to file the registration statement within 45 days of any such request and cause it to be effective as soon as reasonably practicable thereafter, subject to certain exceptions. The Purchaser owns the general partner interests and incentive distribution rights in the Partnership.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Transaction or Disposition of Assets.

The information set forth under Item 1.01 under the heading “Acquisition of Membership Interests in Sunoco Retail LLC and Sunoco, LLC,” and the information set forth under Item 3.02 is incorporated into this Item 2.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 under the heading “Term Loan Agreement” is incorporated into this Item 2.03 by reference. The foregoing description is qualified in its entirety by the exhibit incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

On March 31, 2016, the Partnership completed the Transaction pursuant to which it issued the Unit Consideration to the Contributor as partial consideration for the Transaction as described above. The Unit Consideration was issued in a private transaction exempt from registration under Section 4(a)(2) of the Securities Act. The information relating to the Contribution Agreement set forth under the heading “Acquisition of Membership Interests in Sunoco Retail, LLC and Sunoco, LLC” under Item 1.01 is incorporated into this Item 3.02 by reference.

Item 7.01. Regulation FD Disclosure.

On March 31, 2016, the Partnership issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of SUN Retail as of December 31, 2015 and December 31, 2014, and for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 are filed as Exhibit 99.2 hereto and incorporated into this Item 9.01(a) by reference. The Partnership’s consolidated financial statements as of December 31, 2014 and 2015 included in its Annual Report on Form 10-K for the year ended December 31, 2015, filed February 26, 2016 (the “Annual Report”), include 100% of SUN LLC and are incorporated into this Item 9.01(a) by reference. Although we only had a 31.58% membership interest in SUN LLC at the time of filing of our Annual Report, because we had a controlling interest as a result of our 50.1% voting interest in SUN LLC, it was considered a consolidated subsidiary for financial statement reporting persons.

(b) Pro Forma Financial Information.

The following pro forma financial statements of the Partnership reflecting the consummation of the Transaction, have been prepared in accordance with Article 11 of Regulation S-X, are filed as Exhibit 99.3 hereto and incorporated into this Item 9.01(b) by reference:

•	Unaudited pro forma condensed combined balance sheet as of December 31, 2015;

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015; and

•	Notes to unaudited pro forma combined financial statements.

(d) Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of March 31, 2016, by and among Sunoco LP and Energy Transfer Equity, L.P.

10.1	Guarantee of Collection, made as of March 31, 2016, by ETP Retail Holdings, LLC to Sunoco LP.

10.2	Support Agreement, made as of March 31, 2016, by and among Sunoco, Inc. (R&M), Sunoco LP, and ETP Retail Holdings, LLC.

10.3	Support Agreement, made as of March 31, 2016, by and among Atlantic Refining & Marketing Corp., Sunoco LP and ETP Retail Holdings, LLC.

10.4	Senior Secured Term Loan Agreement, dated as of March 31, 2016, by and among Sunoco LP, Credit Suisse AG, Cayman Islands Branch and the other lenders party thereto.

99.1	Press Release dated March 31, 2016 announcing completion of the Transaction.

99.2	Audited Combined Financial Statements as of December 31, 2015 and December 31, 2014, and for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 of the Sunoco Retail Businesses (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by the Partnership on March 30, 2016).

99.3	Unaudited Pro Forma Combined Financial Statements of Sunoco LP (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K filed by the Partnership on March 30, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC, its General Partner

Date: March 31, 2016	By:	/s/ Robert W. Owens
	Name:	Robert W. Owens
	Title:	President and Chief Executive Officer

SUNOCO LP

EXHIBIT INDEX

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of March 31, 2016, by and among Sunoco LP and Energy Transfer Equity, L.P.

10.1	Guarantee of Collection, made as of March 31, 2016, by ETP Retail Holdings, LLC to Sunoco LP.

10.2	Support Agreement, made as of March 31, 2016, by and among Sunoco, Inc. (R&M), Sunoco LP, and ETP Retail Holdings, LLC.

10.3	Support Agreement, made as of March 31, 2016, by and among Atlantic Refining & Marketing Corp., Sunoco LP and ETP Retail Holdings, LLC.

10.4	Senior Secured Term Loan Agreement, dated as of March 31, 2016, by and among Sunoco LP, Credit Suisse AG, Cayman Islands Branch and the other lenders party thereto.

99.1	Press Release dated March 31, 2016 announcing completion of the Transaction.

99.2	Audited Combined Financial Statements as of December 31, 2015 and December 31, 2014, and for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 of the Sunoco Retail Businesses (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by the Partnership on March 30, 2016).

99.3	Unaudited Pro Forma Combined Financial Statements of Sunoco LP (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K filed by the Partnership on March 30, 2016).